UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2015

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) International Paper Company (the “Company”) held its annual meeting of shareowners on May 11, 2015.

(b) Of the 422,865,795 shares outstanding on the record date and entitled to vote at the meeting, 377,203,997 shares were present at the meeting in person or by proxy, constituting a quorum of 89.2 percent. The shareowners of the Company’s common stock considered and voted upon three Company proposals and one shareowner proposal at the meeting.

Item 1 – Company Proposal to Elect 12 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2016 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
David J. Bronczek	323,094,103	2,166,308	996,330	50,947,256
William J. Burns	324,581,319	681,385	994,037	50,947,256
Ahmet C. Dorduncu	324,738,732	507,807	1,010,202	50,947,256
Ilene S. Gordon	322,974,430	2,304,243	978,068	50,947,256
Jay L. Johnson	324,540,868	722,585	993,288	50,947,256
Stacey J. Mobley	320,351,767	4,913,217	991,757	50,947,256
Joan E. Spero	324,342,533	927,504	986,704	50,947,256
Mark S. Sutton	303,378,281	15,852,833	7,025,627	50,947,256
John L. Townsend, III	323,073,760	2,194,759	988,222	50,947,256
William G. Walter	322,916,041	2,350,592	990,108	50,947,256
J. Steven Whisler	324,544,901	724,174	987,666	50,947,256
Ray G. Young	323,133,512	2,130,376	992,853	50,947,256

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2015

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015 by the following count:

For	Against	Abstain	Broker Non-Votes
371,759,320	4,242,083	1,202,594	—

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
314,622,175	10,041,001	1,593,565	50,947,256

Item 4 – Shareowner Proposal Concerning a Policy on Accelerated Vesting of Equity Awards of Senior Executives Upon a Change in Control

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning a policy on accelerated vesting of equity awards of senior executives upon a change in control by the following count:

For	Against	Abstain	Broker Non-Votes
119,234,831	204,431,249	2,590,661	50,947,256

(c) and (d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 11, 2015	By:	/s/ SHARON R. RYAN
		Name:	Sharon R. Ryan
		Title:	Senior Vice President, General Counsel and Corporate Secretary

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